                                  SCHEDULE 14C
                                 (RULE 14c-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
            OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Check the appropriate box:

[ ]      Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[X]      Definitive Information Statement


                          Enterprise Accumulation Trust
                  --------------------------------------------
                  (Name of Registrant As Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

[X]      No Fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

[ ]      Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing Party:

         (4)      Date Filed:

[Enterprise Accumulation Trust LOGO]
--------------------------------------------------------------------------------

February 28, 2001

Dear Contractholder:

     We are pleased to enclose an information statement about changes affecting three Portfolios of Enterprise Accumulation Trust ("EAT"): the Capital Appreciation Portfolio, the Growth Portfolio and the Balanced Portfolio (each a "Portfolio," and collectively, the "Portfolios"). The first change concerns a change in ownership of Marsico Capital Management, LLP ("Marsico"), the Portfolio Manager for the Capital Appreciation Portfolio. The second change concerns a change in ownership of Montag & Caldwell, Inc. ("Montag," and together with Marsico, the "Portfolio Managers"), Portfolio Manager for the Growth Portfolio and the Balanced Portfolio.

     On January 2, 2001, Marsico Management Holdings, LLC, a subsidiary of Bank of America Corporation ("Bank of America"), a Delaware corporation, increased its ownership of Marsico from 50% to 100% (the "Marsico Transaction"). The Marsico Transaction resulted in a change in control of Marsico.

     On February 1, 2001, Alleghany Asset Management, Inc. ("AAM"), the parent company of Montag merged with a subsidiary of ABN AMRO North America Holding Company (the "Montag Transaction"). The Montag Transaction resulted in a change in control of Montag.

     As a result of each change in ownership, the respective Portfolio Manager's Agreements with respect to the Capital Appreciation, Growth and Balanced Portfolios terminated automatically as a matter of law. The Board of Trustees of EAT, acting pursuant to an exemptive order granted by the Securities and Exchange Commission, approved a new Portfolio Manager's Agreement with Marsico with respect to the Capital Appreciation Portfolio, effective as of January 2, 2001, and new Portfolio Manager's Agreements with Montag with respect to the Growth Portfolio and the Balanced Portfolio, effective as of February 1, 2001.

     The management fees paid by the Portfolios to Enterprise Capital Management, Inc., the investment adviser to the Portfolios, will not change as a result of the new Portfolio Manager's Agreements. The terms of the new Portfolio Manager's Agreements with the respective Portfolio Managers are substantially the same as the terms of the prior agreements in all material respects. The management fees paid to and the services provided by the Portfolio Managers will not change.

     We encourage you to read the attached information statement, which more fully describes the Marsico Transaction and the Montag Transaction and the Board of Trustees' approval of the new Portfolio Manager's Agreements. We look forward to working with Marsico and Montag to assist you in working toward your investment goals. Thank you for your continued support.

Sincerely,

/s/ VICTOR UGOLYN

Victor Ugolyn
Chairman, President, and Chief Executive Officer

                         ENTERPRISE ACCUMULATION TRUST
                         CAPITAL APPRECIATION PORTFOLIO
                                GROWTH PORTFOLIO
                               BALANCED PORTFOLIO

                            ATLANTA FINANCIAL CENTER
                      3343 PEACHTREE ROAD, N.E., SUITE 450
                             ATLANTA, GA 30326-1022
                             ---------------------

                             INFORMATION STATEMENT
                             ---------------------


     We are providing this information statement to the contractholders of the Capital Appreciation Portfolio, Growth Portfolio and Balanced Portfolio (each a "Portfolio," and collectively, the "Portfolios"), each a separate series of Enterprise Accumulation Trust ("EAT"), in lieu of a proxy statement, pursuant to the terms of an exemptive order that EAT has received from the Securities and Exchange Commission (the "SEC"). The order permits EAT's investment adviser, Enterprise Capital Management, Inc. ("Enterprise Capital"), to appoint new subadvisers ("Portfolio Managers") and to make changes to existing Portfolio Manager agreements with the approval of EAT's Board of Trustees, but without obtaining shareholder approval. This information statement will be mailed on or about February 28, 2001. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


     Shares of beneficial interest ("Shares") of EAT are presently sold to MONY Life Insurance Company ("MONY") and its affiliate, MONY Life Insurance Company of America ("MONY America") for allocation to variable accounts established by MONY and MONY America (collectively the "Variable Accounts") to provide benefits to contractholders ("Contractholders") of variable annuity and variable life insurance contracts ("Contracts") issued by those companies.

SHARE OWNERSHIP


     As of February 16, 2001, there were 10,472,822.096 Shares outstanding of the Capital Appreciation Portfolio, 53,473,366.176 Shares outstanding of the Growth Portfolio and 3,441,888.817 Shares outstanding of the Balanced Portfolio. As of February 28, 2001, MONY and MONY America owned all of the outstanding Shares of EAT. Although shares held by the Variable Accounts generally will be voted in accordance with instructions received from Contractholders, if voting were required, EAT might nevertheless be deemed to be controlled by MONY and MONY America by virtue of the definition of "control" contained in the Investment Company Act of 1940, as amended (the "1940 Act"). MONY and MONY America disclaim such control.


     To the knowledge of EAT, as of February 28, 2001, no single person or "group" (as such term is used in Section 13(d) of the Securities Exchange Act of 1934), had the power to direct the vote of more than 5% of the outstanding shares of any of the Portfolios. As of February 28, 2001, Trustees and officers of EAT as a group beneficially owned none of EAT's outstanding shares. The cost of this information statement will be paid by Marsico Capital Management, LLC ("Marsico") and Montag & Caldwell, Inc. ("Montag") or their respective affiliates.

THE TRUST

     The Portfolios are investment portfolios of EAT, a Massachusetts business trust. EAT entered into an investment advisory agreement with Enterprise Capital, dated July 1, 1999 (the "Adviser's Agreement"). Under the Adviser's Agreement, Enterprise Capital is responsible for selecting, subject to the review and approval by the Board of Trustees, one or more subadvisers (the "Portfolio Managers") to manage each investment portfolio of EAT. The Adviser's Agreement also gives Enterprise Capital the responsibility to review and monitor the performance of the Portfolio Managers on an ongoing basis, and to recommend to the Board of Trustees changes to the roster of Portfolio Managers as appropriate. Enterprise Capital also is responsible for conducting all business operations of EAT, except those operations contracted to EAT's custodian and transfer agent. As compensation for these services, Enterprise Capital receives a fee from each investment portfolio of EAT, from which Enterprise Capital pays all fees due to the Portfolio Managers. The investment portfolios of EAT, therefore, pay no fees directly to the Portfolio Managers.


     Enterprise Capital recommends Portfolio Managers for the investment portfolios to the Board on the basis of its continuing quantitative and qualitative evaluation of the Portfolio Manager's skills in managing assets pursuant to specific investment styles and strategies in accordance with the objectives of each investment portfolio. Short-term investment performance by itself is not a significant factor in selecting or terminating a Portfolio Manager, and Enterprise Capital does not expect to recommend frequent changes of Portfolio Managers.


     The Portfolio Managers do not provide any services to the investment portfolios other than investment management and related record-keeping services. However, in accordance with the procedures adopted by the Board, a Portfolio Manager, or its affiliated broker-dealer, may execute transactions for the Portfolios and receive brokerage commissions in connection therewith as permitted by Section 17(e) of the 1940 Act and the rules thereunder.


CHANGE IN OWNERSHIP OF MARSICO CAPITAL MANAGEMENT, LLC ("MARSICO")



THE PORTFOLIO MANAGER'S AGREEMENTS



     Marsico has served as Portfolio Manager to the Capital Appreciation Portfolio since November 1, 1999, pursuant to a Portfolio Manager's Agreement among EAT, Enterprise Capital and Marsico, dated November 1, 1999 (the "Previous Capital Appreciation Portfolio Agreement").



     Under the 1940 Act, a change in ownership of an investment company's adviser or subadviser is deemed to be an assignment of the advisory contract, which automatically terminates the contract. On January 2, 2001, the general and limited partners of TFM Holdings, LLP ("TFM Holdings"), which held a 50% ownership interest in Marsico, sold their interests in TFM Holdings to Marsico Management Holdings, LLC ("Marsico Management"), a wholly-owned subsidiary of Bank of America, N.A., which is in turn a wholly-owned subsidiary of Bank of America Corporation ("Bank of America") (the "Marsico Transaction"). Upon consummation of the Marsico Transaction, Marsico Management increased its ownership of Marsico from 50% to 100%. The Marsico Transaction effectively terminated the Previous Capital Appreciation Portfolio Agreement. The Board of Trustees of EAT approved a new Portfolio Manager's Agreement on September 12, 2000 (the "New Capital Appreciation Portfolio Agreement"). The New Capital Appreciation Portfolio Agreement became effective January 3, 2001.

PREVIOUS CAPITAL APPRECIATION PORTFOLIO AGREEMENT

     Under the Adviser's Agreement, the Capital Appreciation Portfolio pays per year to Enterprise Capital a management fee equal to 0.75% of its average daily net assets. From this amount, under the Previous Capital Appreciation Portfolio Agreement, Enterprise Capital paid to Marsico fees per year equal to 0.45% of assets under management. For the fiscal year ended December 31, 2000, the Capital Appreciation Portfolio paid to Enterprise Capital management fees in the amount of $458,443, of which Enterprise Capital paid $275,066 to Marsico.

THE NEW CAPITAL APPRECIATION PORTFOLIO AGREEMENT

     The fees payable to Marsico will not change under the New Capital Appreciation Portfolio Agreement, which is identical in all material respects to the Previous Capital Appreciation Portfolio Agreement. The form of the New Capital Appreciation Portfolio Agreement is attached to this Information Statement as Exhibit A.

     Pursuant to both the Previous Capital Appreciation Portfolio Agreement and the New Capital Appreciation Portfolio Agreement (together, the "Capital Appreciation Portfolio Agreement"), Enterprise Capital has delegated to Marsico the responsibility, subject to Enterprise Capital's supervision, to advise with respect to the investment and reinvestment of the assets of the Capital Appreciation Portfolio, or such portion of the assets of the Capital Appreciation Portfolio as Enterprise Capital shall specify from time to time, in accordance with the investment objectives, restrictions and limitations of the Capital Appreciation Portfolio, as set forth in its most current Registration Statement. Marsico's responsibilities include providing investment research, advice and supervision, and making and executing decisions as to specific investments for the Capital Appreciation Portfolio.

     The Capital Appreciation Portfolio Agreement provides that Marsico is not liable to the Capital Appreciation Portfolio, EAT or the shareholders thereof for any mistake of judgment, act or omission in the course of, or connected with, the services rendered by Marsico under the Agreement, except in the case of willful misfeasance, bad faith or gross negligence by Marsico, or reckless disregard of its obligations and duties thereunder.


     Under the New Capital Appreciation Portfolio Agreement, EAT may terminate Marsico at any time by vote of the Board of Trustees, and Marsico may terminate upon thirty (30) days written notice. The New Capital Appreciation Portfolio Agreement shall terminate immediately upon its assignment.


THE BOARD OF TRUSTEES' DECISION


     In approving the New Capital Appreciation Portfolio Agreement, the Board of Trustees considered a number of material factors, including, but not limited to:
(i) that the terms and conditions of the New Capital Appreciation Portfolio Agreement are identical in all material respects to those of the Previous Capital Appreciation Portfolio Agreement, (ii) that the change in control of Marsico is not anticipated to affect its personnel or operations, (iii) the performance of the Capital Appreciation Portfolios since Marsico became Portfolio Manager for the Portfolio, (iv) the nature and quality of services rendered by Marsico, and (v) that the New Capital Appreciation Portfolio Agreement would secure the continuity of such services. The Board considered these factors to be of equal weight and importance. On the basis of its review of the New Capital Appreciation Portfolio Agreement and relevant information, the Board concluded that the New Capital Appreciation Portfolio Agreement is fair, reasonable and in the best interests of the contractholders of the Capital Appreciation Portfolio. Accordingly, the Board of Trustees, including the Trustees who are not interested persons of EAT, Enterprise Capital or a Portfolio Manager (the "Independent Trustees"), unanimously approved the New Capital Appreciation Portfolio Agreement.

INFORMATION ABOUT MARSICO

     The following is a description of Marsico, which is based on information provided by Marsico. Marsico is not affiliated with Enterprise Capital or EAT other than by reason of serving as Portfolio Manager to the Capital Appreciation Portfolio.

     Marsico is a Delaware limited liability company with principal offices at 1200 17th Street, Suite 1300, Denver, Colorado 80202. Marsico was established in September 1997 by Thomas F. Marsico and TFM Holdings. Its principal source of income is professional fees received from providing continuing investment advice to: 1) registered mutual funds distributed to retail investors, 2) registered mutual funds that serve as funding vehicles for variable life insurance policies and variable annuity contracts, 3) institutions, 4) individuals and 5) private funds. As of December 31, 2000, Marsico had approximately $15 billion in assets under management for all clients. Information about other investment companies advised by Marsico with a similar investment objective to the Capital Appreciation Portfolio is set forth in Exhibit D.

     Thomas F. Marsico, Chairman and Chief Executive Officer, is responsible for the day-to-day management of the Capital Appreciation Portfolio. Prior to forming Marsico, Mr. Marsico served as the Portfolio Manager of the Janus Twenty Fund from 1988 to 1997 and the Janus Growth and Income Fund from 1991 to 1997. Information about the Board of Directors and principal executive officers of Marsico is set forth below. Unless otherwise stated, the principal occupation of each person listed below is his or her position with Marsico. Unless otherwise indicated, the address of each person listed below is the principal office of Marsico set forth above.


        NAME (ADDRESS)                  TITLE/POSITION            OTHER BUSINESS ACTIVITIES
 Thomas F. Marsico               Chairman, Chief Executive
                                 Officer
 Barbara M. Japha                President and Director
 Robert Lojkovic                 Executive Vice President and
                                 Director of Marketing
 Christie L. Austin              Vice President and Chief
                                 Financial Officer
 Mary Watson                     Vice President of Client
                                 Services
 Robert H. Gordon                Director                        President, NationsBank
 101 S. Tryon Street,                                            Advisors, Inc.
 Charlotte, NC 28255
 Christopher J. Marsico          Chief Operating Officer and
                                 Director

INFORMATION ABOUT BANK OF AMERICA AND MARSICO MANAGEMENT



     The following is a description of Bank of America, which is based on information provided by Bank of America. Bank of America is not affiliated with Enterprise Capital or EAT other than by reason of Marsico serving as Portfolio Manager.



     Bank of America, a Delaware corporation, is a bank holding company and a financial holding company headquartered at Bank of America Corporate Center, 100 North Tryon Street, Charlotte, North Carolina. Bank of America provides a diversified range of banking and nonbanking services and products both domestically and internationally through three major business segments: Consumer and Commercial Banking, Asset Management and Global Corporate and Investment Banking. As of September 30, 2000, Bank of America had $617 billion in assets.



     The address of Marsico Management is 100 N. Tryon Street, Charlotte, North Carolina.


INFORMATION ABOUT BROKERAGE TRANSACTIONS


     Marsico is a registered broker-dealer and is affiliated with a registered broker-dealer. From time to time, a portion of the brokerage transactions of the Capital Appreciation Portfolio may be conducted with such broker-dealers, subject to policies established by EAT's Board to ensure that all brokerage commissions paid by the Capital Appreciation Portfolio are fair and reasonable. For the fiscal year ended December 31, 2000, EAT paid $9,945 in brokerage commissions with respect to the Capital Appreciation Portfolio to affiliated broker-dealers of EAT's Portfolio Manager, which represented 10.06% of the Portfolio's aggregate brokerage commissions. Bank of America Securities LLC ("Banc of America Securities") is the only affiliated broker/dealer of Marsico. Banc of America Securities is an indirect wholly-owned subsidiary of Bank of America.


CHANGE IN OWNERSHIP OF MONTAG & CALDWELL, INC.

THE PORTFOLIO MANAGER'S AGREEMENTS

     Montag has served as Portfolio Manager to the Growth Portfolio (and its predecessor, Alpha Fund, Inc.) since 1968. Montag serves as Portfolio Manager to the Growth Portfolio pursuant to an agreement dated February 1, 2000 (the "Previous Growth Portfolio Agreement"). Montag serves as Portfolio Manager to the Balanced Portfolio pursuant to an agreement dated June 30, 1999 (the "Previous Balanced Portfolio Agreement," and together with the Previous Growth Portfolio Agreement, the "Previous Montag Agreements").


     On February 1, 2001, Alleghany Asset Management, Inc. ("AAM"), 171 North Clark Street, Chicago, Illinois 60601, the parent company of Montag, was merged with a subsidiary of ABN AMRO North America Holding Company ("ABN AMRO") (the "Montag Transaction"). The Montag Transaction resulted in a change in control of Montag and effectively terminated the Previous Montag Agreements. Following the Montag Transaction, Montag is now wholly-owned by The Chicago Trust Company, which is an indirect wholly-owned subsidiary of ABN AMRO. The Board of Trustees of EAT approved new Portfolio Manager's Agreements with Montag with respect to the Growth Portfolio and the Balanced Portfolio on September 12, 2000 (the "New Growth Portfolio Agreement," and the "New Balanced Portfolio Agreement," respectively, and together, the "New Montag Agreements"). The New Montag Agreements became effective February 1, 2001.

PREVIOUS GROWTH PORTFOLIO AGREEMENT

     Under the Adviser's Agreement, the Growth Portfolio pays per year to Enterprise Capital a management fee equal to 0.75% of its average daily net assets. From this amount, under the Previous Growth Portfolio Agreement, Enterprise Capital paid to Montag fees per year equal to 0.30% of the first $1 billion of assets under management and 0.20% for assets under management over $1 billion. For the fiscal year ended December 31, 2000, the Growth Portfolio paid to Enterprise Capital management fees in the amount of $2,155,018, of which Enterprise Capital paid $880,358 to Montag.

PREVIOUS BALANCED PORTFOLIO AGREEMENT


     Under the Adviser's Agreement, the Balanced Portfolio pays per year to Enterprise Capital a management fee equal to 0.75% of its average daily net assets. From this amount, under the Previous Balanced Portfolio Agreement, Enterprise Capital paid to Montag fees per year equal to 0.30% of the first $100,000,000 of assets under management; 0.25% for assets under management from $100,000,000 to $200,000,000; and 0.20% for assets under management over $200,000,000. For the fiscal year ended December 31, 2000, the Balanced Portfolio paid to Enterprise Capital management fees in the amount of $103,984, of which Enterprise Capital paid $41,594 to Montag.


THE NEW MONTAG AGREEMENTS

     The fees will not change under the New Montag Agreements, which are substantially the same in all material respects to the Previous Montag Agreements. The form of the New Growth Portfolio Agreement is attached to this Information Statement as Exhibit B and the form of the New Balanced Portfolio Agreement is attached to this Information Statement as Exhibit C.

     Pursuant to the Previous Montag Agreements and the New Montag Agreements (together, the "Montag Agreements"), Enterprise Capital has delegated to Montag the responsibility, subject to Enterprise Capital's supervision, to advise with respect to the investment and reinvestment of the assets of the Growth Portfolio and the Balanced Portfolio, or such portion of the assets of such Portfolios as Enterprise Capital shall specify from time to time, in accordance with the investment objectives, restrictions and limitations of the Portfolios, as set forth in their most current Registration Statement. Montag's responsibilities include providing investment research, advice and supervision, and making and executing decisions as to specific investments for the Growth Portfolio and the Balanced Portfolio.


     The Montag Agreements provide that Marsico is not liable to the Enterprise Capital, EAT, the Portfolios or the contractholders thereof for any mistake of judgment, act or omission in the course of, or connected with, the services rendered by Montag under the Agreement, except in the case of willful misfeasance, bad faith or gross negligence by Montag, or reckless disregard of its obligations and duties thereunder.



     Under the New Montag Agreements, EAT may terminate Montag at any time by vote of the Board of Trustees, and Montag may terminate upon thirty (30) days written notice. The New Montag Agreements shall terminate immediately upon their assignment.


THE BOARD OF TRUSTEES' DECISION

     In approving the New Montag Agreements, the Board of Trustees considered a number of material factors, including, but not limited to: (i) that the terms and conditions of the New Montag Agreements are substantially the same in all material respects to those of the Previous Montag Agreements, (ii) statements from ABM AMRO that it does not intend to make any material changes to Montag's financial, human and other resources that would adversely impact Montag's ability to provide the same quality of Portfolio Manager services that it has provided in the past, (iii) the historical performance of the Growth Portfolio and the Balanced Portfolio, (iv) the nature and quality of services rendered by Montag, and (v) that the New Montag Agreements would secure the continuity of such services. The Board considered these factors to be of equal weight and importance. On the basis of its review of the New Montag Agreements and relevant information, the Board concluded that the New Montag Agreements are fair, reasonable and in the best interests of the Contractholders of the Growth Portfolio and the Balanced Portfolio. Accordingly, the Board of Trustees, including the Independent Trustees, unanimously approved the New Montag Agreements.


INFORMATION ABOUT MONTAG AND CHICAGO TRUST


     The following is a description of Montag, which is based on information provided by Montag. Montag is not affiliated with Enterprise Capital or EAT other than by reason of serving as Portfolio Manager to one or more investment portfolios of EAT.


     Founded in 1945, Montag is a Georgia corporation. The principal business address of Montag is 3455 Peachtree Road, NE, Suite 1200, Atlanta, Georgia 30326-1022. The principal business address of the Chicago Trust Company is 171
N. Clark Street, Chicago, Illinois 60601. Montag managed approximately $29.1 billion in assets as of December 31, 2000. Information about other investment companies managed by Montag with a similar investment objective to the Growth Portfolio and the Balanced Portfolio is set forth in Exhibit E. Information about the Board of Directors and principal executive officers of Montag is set forth below. Unless otherwise indicated, the address of each person set forth below is the principal office of Montag.

       NAME (ADDRESS)                 TITLE/POSITION            OTHER BUSINESS ACTIVITIES
Stuart D. Bilton               Director                       President and Director, AAM;
171 North Clark Street                                        Chairman, Chicago Capital
Chicago, IL 60601                                             Management, Inc.; Director of
                                                              each of the following
                                                              entities: The Chicago Trust
                                                              Company of California, TAMRO
                                                              Capital Partners LLC, Veredus
                                                              Asset Management LLC, Chicago
                                                              Deferred Exchange
                                                              Corporation, Chicago Deferred
                                                              Exchange Corporation of
                                                              California, Alleghany
                                                              Investment Services, Inc.;
                                                              President and Chief Executive
                                                              Officer, Blairlogie
                                                              International LLC; Trustee,
                                                              Alleghany Asset Management
                                                              Foundation
Ronald E. Canakaris            Director, Chief Executive      Director, AAM
                               Officer, President
David B. Cuming*               Director                       Senior Vice President and
375 Park Avenue                                               Chief Financial Officer,
New York, NY 10152                                            Alleghany Corporation;
                                                              Director of the following
                                                              entities: AAM, Blairlogie
                                                              Capital Management
Solon P. Patterson             Chairman                       The Georgia Chamber of
                                                              Commerce; Board Member of
                                                              Governors of the Investment
                                                              Counsel Association of
                                                              America
William A. Vogel               Director, Senior Vice          Director, XYZ Solutions Inc.
                               President
Elizabeth C. Chester           Secretary
Brian W. Stahl                 Treasurer

     * Mr. Cuming will resign from his positions as Director of AAM, Montag and Blairlogie Capital Management upon consummation of the Montag Transaction.

INFORMATION ABOUT ABN AMRO NORTH AMERICA HOLDING COMPANY

     The following is a description of ABN AMRO, which is based on information provided by ABN AMRO. ABN AMRO is not affiliated with Enterprise Capital or EAT other than by reason of Montag serving as Portfolio Manager to one or more investment portfolios of EAT.

     ABN AMRO is a wholly-owned subsidiary of ABN AMRO Bank N.V. ("ABN AMRO Bank"). ABN AMRO Bank was formed in September 1991 following the merger of Algemene Bank Nederland N.V. and Amsterdam-Rotterdam Bank N.V., the two largest banks of the Netherlands. ABN AMRO Bank is wholly-owned by ABN AMRO Holding N.V. ("Holding"), a publicly listed company. Stichting Administratiekantoor ABN AMRO Holding ("Stichting"), holds and administers 99.9% of the preference shares of Holding. Stichting is a non-membership organization (i.e., an entity without shareholders or other members that is similar to a trust or foundation) with a self-appointing managing board organized under the laws of the Netherlands. Pursuant to the Articles of Association of Holding, the holder of the one priority share of Holding, Stichting Prioriteit ABN AMRO Holding, a non-membership organization with a self-appointing managing board organized under the laws of the Netherlands, determines the members of the managing board and supervisory board of Holding.

     Through ABN AMRO Asset Management ("AAAM"), its asset management arm, ABN AMRO Bank has managed domestic, regional and international equity and fixed income portfolios since 1933. Mutual funds account for over 48% of AAAM's assets under management, totaling over $59 billion of the total assets of $122 billion, as of June 30, 2000.


INFORMATION ABOUT BROKERAGE TRANSACTIONS


INFORMATION ABOUT ENTERPRISE CAPITAL


     Enterprise Capital, located at the Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326-1022, serves as the Investment Adviser and Administrator of EAT. Enterprise Capital is wholly-owned by MONY Life Insurance Company, which in turn is wholly-owned by The MONY Group Inc. Enterprise Fund Distributors, Inc. is EAT's principal underwriter, and its address is 3343 Peachtree Road N.E., Suite 450, Atlanta, Georgia 30326-1022. Enterprise Capital also provides investment advisory services to The Enterprise Group of Funds, Inc. ("EGF"). The Capital Appreciation Portfolio, the Growth Portfolio and the Balanced Portfolio of EAT each has an identical investment objective to the Capital Appreciation Fund, the Growth Fund and the Balanced Fund of EGF, respectively.


ADDITIONAL INFORMATION


     EAT is not required to hold annual meetings of Contractholders; therefore, it cannot be determined when the next meeting of Contractholders will be held. Contractholder proposals intended to be considered for inclusion in the proxy statement for the next meeting of Contractholders must be received by EAT a reasonable time before the proxy statement is mailed. Whether a Contractholder proposal will be included in the proxy statement will be determined in accordance with the applicable state and federal laws.


     Copies of EAT's most recent annual and semi-annual reports are available without charge. You may obtain a copy of these reports by calling 800-432-4320, or writing to The MONY Group Inc., 1740 Broadway, New York, New York 10019.

                                          By Order of the Board of Trustees,

                                          /s/ CATHERINE R. MCCLELLAN
                                          Catherine R. McClellan
                                          Secretary

                                                                       EXHIBIT A



                         CAPITAL APPRECIATION PORTFOLIO


                                       OF


                         ENTERPRISE ACCUMULATION TRUST



                         PORTFOLIO MANAGER'S AGREEMENT



     THIS AGREEMENT, made the 3rd day of January 2001, is among Enterprise Accumulation Trust (the "Fund"), a Massachusetts business trust, Enterprise Capital Management, Inc., a Georgia corporation (hereinafter referred to as the "Adviser"), and Marsico Capital Management, LLC, a Colorado LLC, (hereinafter referred to as the "Portfolio Manager").



BACKGROUND INFORMATION



     (A) The Adviser has entered into an Investment Adviser's Agreement with the Fund ("Investment Adviser's Agreement"). Pursuant to the Investment Adviser's Agreement, the Adviser has agreed to render investment advisory and certain other management services to all of the portfolios of the Fund, and the Fund has agreed to employ the Adviser to render such services and to pay to the Adviser certain fees therefore. The Investment Adviser's Agreement recognizes that the Adviser may enter into agreements with other investment advisers who will serve as portfolio managers to the portfolios.



     (B) The parties hereto wish to enter into an agreement whereby the Portfolio Manager will provide to the Capital Appreciation Portfolio of the Fund (the "Capital Appreciation Portfolio") securities investment advisory services for that Capital Appreciation Portfolio.



WITNESSETH THAT:



     In consideration of the mutual covenants herein contained, the Fund, Adviser and the Portfolio Manager agree as follows:



          (1) The Fund and Adviser hereby employ the Portfolio Manager to render certain investment advisory services to the Capital Appreciation Portfolio, as set forth herein. The Portfolio Manager hereby accepts such employment and agrees to perform such services on the terms herein set forth, and for the compensation herein provided.



          (2) The Portfolio Manager shall furnish the Capital Appreciation Portfolio advice with respect to the investment and reinvestment of the assets of the Capital Appreciation Portfolio, or such portion of the assets of the Capital Appreciation Portfolio as the Adviser shall specify from time to time, with full discretion in accordance with the investment objectives, restrictions and limitations applicable to the Capital Appreciation Portfolio which are set forth in the Fund's most recent Registration Statement.



          (3) The Portfolio Manager shall perform a monthly reconciliation of the Capital Appreciation Portfolio to the holdings report provided by the Fund's custodian and bring any material or significant variances regarding holdings or valuations to the attention of the Adviser.



          (4) The Portfolio Manager shall for all purposes herein be deemed to be an independent contractor. The Portfolio Manager has no authority to act for or represent the Fund or the portfolios in any way except to direct securities transactions pursuant to its investment advice hereunder. The Portfolio Manager is not an agent of the Fund or the portfolios.

          (5) It is understood that the Portfolio Manager does not, by this Agreement, undertake to assume or pay any costs or expenses of the Fund or the Portfolio.



          (6) (a) The Adviser agrees to pay the Portfolio Manager for its services to be furnished under this Agreement, with respect to each calendar month after the effective date of this Agreement, on the twentieth
     (20) day after the close of each calendar month, a sum equal to 0.0375 of 1% of the average of the daily closing net asset value of the Capital Appreciation Portfolio managed by the Portfolio Manager during such month (that is, 0.45 of 1% per year).



          (6) (b) The payment of all fees provided for hereunder shall be prorated and reduced for sums payable for a period less than a full month in the event of termination of this Agreement on a day that is not the end of a calendar month.



          (6) (c) For the purposes of this Paragraph 6, the daily closing net asset values of the Portfolio shall be computed in the manner specified in the Registration Statement for the computation of the value of such net assets in connection with the determination of the net asset value of the Portfolio's shares.



          (7) The services of the Portfolio Manager hereunder are not to be deemed to be exclusive, and the Portfolio Manager is free to render services to others and to engage in other activities so long as its services hereunder are not impaired thereby. Without in any way relieving the Portfolio Manager of its responsibilities hereunder, it is agreed that the Portfolio Manager may employ others to furnish factual information, economic advice and/or research, and investment recommendations, upon which its investment advice and service is furnished hereunder.



          (8) In the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or reckless disregard of its obligations and duties hereunder, the Portfolio Manager shall not be liable to the Fund, the Portfolio or the Adviser or to any shareholder or shareholders of the Fund, the Portfolio or the Adviser for any mistake of judgment, act or omission in the course of, or connected with, the services to be rendered by the Portfolio Manager hereunder.



          (9) The Portfolio Manager will take necessary steps to prevent the investment professionals of the Portfolio Manager who are responsible for investing assets of the Capital Appreciation Portfolio from taking, at any time, a short position in any shares of any holdings of the Capital Appreciation Portfolios for any accounts in which such individuals have a beneficial interest, excluding short positions, including without limitation, short against-the-box positions, effected for tax reasons. The Portfolio Manager also will cooperate with the Fund in adopting a written policy prohibiting insider trading with respect to Capital Appreciation Portfolio transactions insofar as such transactions may relate to the Portfolio Manager.



          (10) In connection with the management of the investment and reinvestment of the assets of the Capital Appreciation Portfolio, the Portfolio Manager is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Portfolio, and is directed to use its best efforts to obtain the best available price and most favorable execution with respect to such purchases and sales of portfolio securities for the Fund. Subject to this primary requirement, and maintaining as its first consideration the benefits for the Capital Appreciation Portfolio and its shareholders, the Portfolio Manager shall have the right, subject to the approval of the Board of Trustees of the Fund and of the Adviser, to follow a policy of selecting brokers and dealers who furnish statistical research and other services to the Capital Appreciation Portfolio, the Adviser, or the Portfolio Manager and, subject to the Conduct Rules of the

     National Association of Securities Dealers, Inc., to select brokers and dealers who sell shares of portfolios.



          (11) The Fund may terminate this Agreement by thirty (30) days written notice to the Adviser and the Portfolio Manager at any time, without the payment of any penalty, by vote of the Fund's Board of Trustees, or by vote of a majority of its outstanding voting securities. The Adviser may terminate this Agreement by thirty (30) days written notice to the Portfolio Manager and the Portfolio Manager may terminate this Agreement by thirty (30) days written notice to the Adviser, without the payment of any penalty. This Agreement shall immediately terminate in the event of its assignment, unless an order is issued by the Securities and Exchange Commission conditionally or unconditionally exempting such assignment from the provision of Section 15(a) of the Investment Company Act of 1940, in which event this Agreement shall remain in full force and effect.



          (12) Subject to prior termination as provided above, this Agreement shall continue in force from the date of execution until 1/3/2002 and from year to year thereafter if its continuance after said date: (1) is specifically approved on or before said date and at least annually thereafter by vote of the Board of Trustees of the Fund, including a majority of those Trustees who are not parties to this Agreement of interested persons of any such party, or by vote of a majority of the outstanding voting securities of the Fund, and (2) is specifically approved at least annually by the vote of a majority of Trustees of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.



          (13) The Adviser shall indemnify and hold harmless the Portfolio Manager, its officers and directors and each person, if any, who controls the Portfolio Manager within the meaning of Section 15 of the Securities Act of 1933 (any and all such persons shall be referred to as "Indemnified Party"), against any loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees incurred in connection therewith), arising by reason of any matter to which this Portfolio Manager's Agreement relates. However, in no case (i) is this indemnity to be deemed to protect any particular Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Portfolio Manager's Agreement or (ii) is the Adviser to be liable under this indemnity with respect to any claim made against any particular Indemnified Party unless such Indemnified Party shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Portfolio Manager or such controlling persons.



          The Portfolio Manager shall indemnify and hold harmless the Adviser and each of its directors and officers and each person if any who controls the Adviser within the meaning of Section 15 of the Securities Act of 1933, against any loss, liability, claim, damage or expense described in the foregoing indemnity, but only with respect to the Portfolio Manager's willful misfeasance, bad faith or gross negligence in the performance of its duties under this Portfolio Manager's Agreement. In case any action shall be brought against the Adviser or any person so indemnified, in respect of which indemnity may be sought against the Portfolio Manager, the Portfolio Manager shall have the rights and duties given to the Adviser, and the Adviser and each person so indemnified shall have the rights and duties given to the Portfolio Manager by the provisions of subsection (i) and (ii) of this Paragraph 13.

          (14) Except as otherwise provided in Paragraph 13 hereof and as may be required under applicable federal law, this Portfolio Manager's Agreement shall be governed by the laws of the State of Georgia.



          (15) The Portfolio Manager agrees to notify the parties within a reasonable period of time regarding a material change in the membership of the Portfolio Manager.



          (16) The terms "vote of a majority of the outstanding voting securities," "assignment" and "interested persons," when used herein, shall have the respective meanings specified in the Investment Company Act of 1940 as now in effect or as hereafter amended.



          (17) This Agreement is executed by the Trustees of the Fund, not individually, but rather in their capacity as Trustees under the Declaration of Trust made March 2, 1998. None of the Shareholders, Trustees, officers, employees, or agents of the Fund shall be personally bound or liable under this Agreement, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder but only to the property of the Fund and, if the obligation or claim relates to the property held by the Fund for the benefit of one or more but fewer than all Portfolios, then only to the property held for the benefit of the affected Portfolio.



          (18) Unless otherwise permitted, all notices, instructions and advice with respect to security transactions or any other matters contemplated by this Agreement shall be deemed duly given when received in writing:



        by the Portfolio Manager:



           Marsico Capital Management, LLC


           1200 17th Street, Suite 1300


           Denver, CO 80202



        by the Adviser:



           Enterprise Capital Management, Inc.


           3343 Peachtree Road, N.E., Suite 450


           Atlanta, GA 30326-1022
        by the Fund:



           Enterprise Accumulation Trust c/o Enterprise Capital Management,
           Inc.


           3343 Peachtree Road, N.E., Suite 450


           Atlanta, GA 30326-1022



        or by such other person or persons at such address or addresses as shall be specified by the applicable party, in each case, in a notice similarly given. Each party may rely upon any notice or other communication from the other reasonably believed by it to be genuine.



          (19) This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which, when taken together, shall constitute one and the same agreement.



          (20) This Agreement constitutes the entire agreement between the Portfolio Manager, the Adviser and the Fund relating to the Capital Appreciation Portfolio.



     IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their duly authorized officers and their corporate seals hereunder duly affixed and attested, as of the date first above written.



(SEAL)                                            ENTERPRISE ACCUMULATION TRUST

ATTEST:         /s/ CATHERINE R MCCLELLAN         By: /s/ VICTOR UGOLYN
         ---------------------------------------      -------------------------------------------
                        Secretary                     Victor Ugolyn, Chairman, President
                                                      and Chief Executive Officer

(SEAL)                                            ENTERPRISE CAPITAL MANAGEMENT, INC.

ATTEST:         /s/ CATHERINE R MCCLELLAN         By: /s/ VICTOR UGOLYN
         ---------------------------------------      -------------------------------------------
                        Secretary                     Victor Ugolyn, Chairman, President
                                                      and Chief Executive Officer

(SEAL)                                            MARSICO CAPITAL MANAGEMENT, LLC

ATTEST:             /s/ CHRIS MARSICO             By: /s/ BARBARA M. JAPHA
         ---------------------------------------      -------------------------------------------
                       Title V.P.                     Name: Barbara M. Japha
                                                      Title: President

                                                                       EXHIBIT B



                                GROWTH PORTFOLIO


                                       OF


                         ENTERPRISE ACCUMULATION TRUST



                         PORTFOLIO MANAGER'S AGREEMENT



     THIS AGREEMENT, made the 1st day of February, 2001, is among Enterprise Accumulation Trust (the "Fund"), a Massachusetts business trust, Enterprise Capital Management, Inc., a Georgia corporation (hereinafter referred to as the "Adviser"), and Montag & Caldwell, Inc., a Georgia corporation (hereinafter referred to as "Portfolio Manager").



BACKGROUND INFORMATION



     (A) The Adviser has entered into an Investment Adviser's Agreement dated as of September 9, 1994 with the Fund, ("Investment Adviser's Agreement"). Pursuant to the Investment Adviser's Agreement, the Adviser has agreed to render investment advisory and certain other management services to all of the Portfolios of the Fund, and the Fund has agreed to employ the Adviser to render such services and to pay to the Adviser certain fees therefore. The Investment Adviser's Agreement recognizes that the Adviser may enter into agreements with other investment advisers who will serve as Portfolio Managers to the Portfolios of the Fund.



     (B) The parties hereto wish to enter into an agreement whereby the Portfolio Manager will provide to the Growth Portfolio of the Fund (the "Growth Portfolio") securities investment advisory services for that Fund.



WITNESSETH THAT:



     In consideration of the mutual covenants herein contained, the Fund, Adviser and the Portfolio Manager agree as follows:



          (1) The Fund and Adviser hereby employ the Portfolio Manager to render certain investment advisory services to the Fund, as set forth herein. The Portfolio Manager hereby accepts such employment and agrees to perform such services on the terms herein set forth, and for the compensation herein provided.



          (2) The Portfolio Manager shall furnish the Growth Portfolio advice with respect to the investment and reinvestment of the assets of the Growth Portfolio, or such portion of the assets of the Fund as the Adviser shall specify from time to time, in accordance with the investment objectives, restrictions and limitations of the Portfolio as set forth in the Fund's most recent Registration Statement.



          (3) The Portfolio Manager shall perform a monthly reconciliation of the Portfolio to the holdings report provided by the Fund's custodian and bring any material or significant variances regarding holdings or valuations to the attention of the Adviser.



          (4) The Portfolio Manager shall for all purposes herein be deemed to be an independent contractor. The Portfolio Manager has no authority to act for or represent the Fund or the Portfolios in any way except to direct securities transactions pursuant to its investment advice hereunder. The Portfolio Manager is not an agent of the Fund or the Portfolio.

          (5) It is understood that the Portfolio Manager does not, by this Agreement, undertake to assume or pay any costs or expenses of the Fund or the Portfolio.



          (6) (a) The Adviser agrees to pay the Portfolio Manager for its services to be furnished under this Agreement, with respect to each calendar month after the effective date of this Agreement, on the twentieth
     (20th) day after the close of each calendar month, a sum equal to 0. 025 of 1% of the average of the daily closing net asset values of the Portfolio managed by the Portfolio Manager during such month (that is, .30 of 1% per year) for the first $1,000,000,000.00 under management and a sum equal to .0167 of 1% of the average of daily closing net asset values for assets in excess of $1,000,000,000.00 managed by the Portfolio Manager during such month (that is .20 of 1% per year).



          (6) (b) The payment of all fees provided for hereunder shall be prorated and reduced for sums payable for a period less than a full month in the event of termination of this Agreement on a day that is not the end of a calendar month.



          (6) (c) For the purposes of this Paragraph 6, the daily closing net asset values of the Portfolio shall be computed in the manner specified in the Registration Statement for the computation of the value of such net assets in connection with the determination of the net asset value of the Portfolio's shares.



          (7) The services of the Portfolio Manager hereunder are not to be deemed to be exclusive, and the Portfolio Manager is free to render services to others and to engage in other activities so long as its services hereunder are not impaired thereby. Without in any way relieving the Portfolio Manager of its responsibilities hereunder, it is agreed that the Portfolio Manager may employ others to furnish factual information, economic advice and/or research, and investment recommendations, upon which its investment advice and service is furnished hereunder.



          (8) In the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or reckless disregard of its obligations and duties hereunder, the Portfolio Manager shall not be liable to the Fund, the Portfolio or the Adviser or to any shareholder or shareholders of the Fund, the Portfolio or the Adviser for any mistake of judgment, act or omission in the course of, or connected with, the services to be rendered by the Portfolio Manager hereunder.



          (9) The Portfolio Manager will take necessary steps to prevent the investment professionals of the Portfolio Manager who are responsible for investing assets of the Portfolio from taking, at any time, a short position in any shares of any holdings of any Portfolios of the Fund for any accounts in which such individuals have a beneficial interest, excluding short positions, including without limitation, short against-the-box positions, effected for tax reasons. The Portfolio Manager also will cooperate with the Fund in adopting a written policy prohibiting insider trading with respect to Fund Portfolio transactions insofar as such transactions may relate to the Portfolio Manager.



          (10) In connection with the management of the investment and reinvestment of the assets of the Portfolio, the Portfolio Manager is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Portfolio, and is directed to use its best efforts to obtain the best available price and most favorable execution with respect to such purchases and sales of portfolio securities for the Fund. Subject to this primary requirement, and maintaining as its first consideration the benefits for the Portfolios and its shareholders, the Portfolio Manager shall have the right, subject to the approval of the Board of Directors of the Fund and of the Adviser, to follow a policy of selecting brokers and dealers who furnish statistical research and other services to the Portfolio, the Adviser, or the Portfolio Manager and, subject to the Conduct Rules of the National Association of Securities Dealers, Inc., to select brokers and dealers who sell shares of Portfolios of the Fund.



          (11) The Fund may terminate this Agreement by thirty (30) days written notice to the Adviser and the Portfolio Manager at any time, without the payment of any penalty, by vote of the Fund's Board of Directors, or by vote of a majority of its outstanding voting securities. The Adviser may terminate this Agreement by thirty (30) days written notice to the Portfolio Manager and the Portfolio Manager may terminate this Agreement by thirty (30) days written notice to the Adviser, without the payment of any penalty. This Agreement shall immediately terminate in the event of its assignment, unless an order is issued by the Securities and Exchange Commission conditionally or unconditionally exempting such assignment from the provision of Section 15 (a) of the Investment Company Act of 1940, in which event this Agreement shall remain in full force and effect.



          (12) Subject to prior termination as provided above, this Agreement shall continue in force from the date of execution until February 1, 2002 and from year to year thereafter if its continuance after said date: (1) is specifically approved on or before said date and at least annually thereafter by vote of the Board of Directors of the Fund, including a majority of those Directors who are not parties to this Agreement of interested persons of any such party, or by vote of a majority of the outstanding voting securities of the Fund, and (2) is specifically approved at least annually by the vote of a majority of Directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.



          (13) The Adviser shall indemnify and hold harmless the Portfolio Manager, its officers and directors and each person, if any, who controls the Portfolio Manager within the meaning of Section 15 of the Securities Act of 1933 (any and all such persons shall be referred to as "Indemnified Party"), against any loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees incurred in connection therewith), arising by reason of any matter to which this Portfolio Manager's Agreement relates. However, in no case (i) is this indemnity to be deemed to protect any particular Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Portfolio Manager's Agreement or (ii) is the Adviser to be liable under this indemnity with respect to any claim made against any particular Indemnified Party unless such Indemnified Party shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Portfolio Manager or such controlling persons.



          The Portfolio Manager shall indemnify and hold harmless the Adviser and each of its directors and officers and each person if any who controls the Adviser within the meaning of Section 15 of the Securities Act of 1933, against any loss, liability, claim, damage or expense described in the foregoing indemnity, but only with respect to the Portfolio Manager's willful misfeasance, bad faith or gross negligence in the performance of its duties under this Portfolio Manager's Agreement. In case any action shall be brought against the Adviser or any person so indemnified, in respect of which indemnity may be sought against the Portfolio Manager, the Portfolio Manager shall have the rights and duties given to the Adviser, and the Adviser and each person so indemnified shall have the rights and duties given to the Portfolio Manager by the provisions of subsection (i) and (ii) of this section.

          (14) Except as otherwise provided in paragraph 13 hereof and as may be required under applicable federal law, this Portfolio Manager's Agreement shall be governed by the laws of the State of Georgia.



          (15) The Portfolio Manager agrees to notify the parties within a reasonable period of time regarding a material change in the membership of the Portfolio Manager.



          (16) The terms "vote of a majority of the outstanding voting securities," "assignment" and "interested persons," when used herein, shall have the respective meanings specified in the Investment Company Act of 1940 as now in effect or as hereafter amended.



          (17) Unless otherwise permitted, all notices, instructions and advice with respect to security transactions or any other matters contemplated by this Agreement shall be deemed duly given when received in writing:



        by the Portfolio Manager:



           Montag & Caldwell, Inc.


           3455 Peachtree Road, N.E., Suite 1200


           Atlanta, GA 30326-3248



        by the Adviser:



           Enterprise Capital Management, Inc.


           3343 Peachtree Road, N.E., Suite 450


           Atlanta, GA 30326-1022



        by the Portfolio:



           The Enterprise Group of Funds, Inc. c/o Enterprise Capital Management, Inc.


           3343 Peachtree Road, N.E., Suite 450


           Atlanta, GA 30326-1022



        or by such other person or persons at such address or addresses as shall be specified by the applicable party, in each case, in a notice similarly given. Each party may rely upon any notice or other communication from the other reasonably believed by it to be genuine.



          (18) This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which, when taken together, shall constitute one and the same agreement.



          (19) This Agreement constitutes the entire agreement between the Portfolio Manager, the Adviser and the Fund relating to the Growth Portfolio.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their duly authorized officers and their corporate seals hereunder duly affixed and attested, as of the date first above written.




(SEAL)                                           ENTERPRISE CAPITAL MANAGEMENT, INC.

ATTEST:        /s/ CATHERINE R MCCLELLAN         By: /s/ VICTOR UGOLYN
        ---------------------------------------      -------------------------------------------
                       Secretary                     Victor Ugolyn, Chairman, President
                                                     and Chief Executive Officer

(SEAL)                                           ENTERPRISE ACCUMULATION TRUST

ATTEST:        /s/ CATHERINE R MCCLELLAN         By: /s/ VICTOR UGOLYN
        ---------------------------------------      -------------------------------------------
                       Secretary                     Victor Ugolyn, Chairman, President
                                                     and Chief Executive Officer

(SEAL)                                           MONTAG & CALDWELL, INC.

ATTEST:          /s/ ELIZABETH CHESTER           By: /s/ RONALD E CANAKARIS
        ---------------------------------------      -------------------------------------------
                       Secretary

                                                                       EXHIBIT C



                               BALANCED PORTFOLIO


                                       OF


                         ENTERPRISE ACCUMULATION TRUST



                         PORTFOLIO MANAGER'S AGREEMENT



     THIS AGREEMENT, made the 1st day of February, 2001, is among Enterprise Accumulation Trust (the "Fund"), a Massachusetts business trust, Enterprise Capital Management, Inc., a Georgia corporation (hereinafter referred to as the "Adviser"), and Montag & Caldwell, Inc., a Georgia corporation, (hereinafter referred to as the "Portfolio Manager").



BACKGROUND INFORMATION



     (A) The Adviser has entered into an Investment Adviser's Agreement with the Fund ("Investment Adviser's Agreement"). Pursuant to the Investment Adviser's Agreement, the Adviser has agreed to render investment advisory and certain other management services to all of the Portfolios of the Fund (the "Portfolios"), and the Fund has agreed to employ the Adviser to render such services and to pay to the Adviser certain fees therefore. The Investment Adviser's Agreement recognizes that the Adviser may enter into agreements with other investment advisers who will serve as Portfolio Managers to the Portfolios of the Fund.



     (B) The parties hereto wish to enter into an agreement whereby the Portfolio Manager will provide to the Balanced Portfolio of the Fund (the "Balanced Portfolio") securities investment advisory services for that Fund.



WITNESSETH THAT:



     In consideration of the mutual covenants herein contained, the Fund, Adviser and the Portfolio Manager agree as follows:



          (1) The Fund and Adviser hereby employ the Portfolio Manager to render certain investment advisory services to the Balanced Portfolio, as set forth herein. The Portfolio Manager hereby accepts such employment and agrees to perform such services on the terms herein set forth, and for the compensation herein provided.



          (2) The Portfolio Manager shall furnish the Balanced Portfolio advice with respect to the investment and reinvestment of the assets of the Balanced Portfolio, or such portion of the assets of the Balanced Portfolio as the Adviser shall specify from time to time, in accordance with the investment objectives, restrictions and limitations applicable to the Balanced Portfolio which are set forth in the Fund's most recent Registration Statement.



          (3) The Portfolio Manager shall perform a monthly reconciliation of the Balanced Portfolio to the holdings report provided by the Fund's custodian and bring any material or significant variances regarding holdings or valuations to the attention of the Adviser.



          (4) The Portfolio Manager shall for all purposes herein be deemed to be an independent contractor. The Portfolio Manager has no authority to act for or represent the Fund or the Portfolios in any way except to direct securities transactions pursuant to its investment advice hereunder. The Portfolio Manager is not an agent of the Fund or the Portfolios.



          (5) It is understood that the Portfolio Manager does not, by this Agreement, undertake to assume or pay any costs or expenses of the Fund or the Portfolio.



          (6) (a) The Adviser agrees to pay the Portfolio Manager for its services to be furnished under this Agreement, with respect to each calendar month after the effective date of this Agreement, on the twentieth
     (20th) day after the close of each calendar month, a sum equal to 0.025 of 1% of the average of the daily closing net asset value of the Balanced Portfolio managed by the Portfolio Manager during such month (that is, 0.30 of 1% per year) for the first $100,000,000 of assets under management; and a sum equal to 0.0208 of 1% of the average of the daily closing net asset value of the Balanced Portfolio during such month (that is, 0.25 of 1% per year) for the next $100,000,000 of assets under management (up to $200,000,000); and a sum equal to .0167 of 1% of the average daily closing net asset value of the Balanced Fund during such month (that is .20 of 1% per year) for assets under management over $200,000,000.



          (6) (b) The payment of all fees provided for hereunder shall be prorated and reduced for sums payable for a period less than a full month in the event of termination of this Agreement on a day that is not the end of a calendar month.



          (6) (c) For the purposes of this Paragraph 6, the daily closing net asset values of the Portfolio shall be computed in the manner specified in the Registration Statement for the computation of the value of such net assets in connection with the determination of the net asset value of the Balanced Portfolio shares.



          (7) The services of the Portfolio Manager hereunder are not to be deemed to be exclusive, and the Portfolio Manager is free to render services to others and to engage in other activities so long as its services hereunder are not impaired thereby. Without in any way relieving the Portfolio Manager of its responsibilities hereunder, it is agreed that the Portfolio Manager may employ others to furnish factual information, economic advice and/or research, and investment recommendations, upon which its investment advice and service is furnished hereunder.



          (8) In the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or reckless disregard of its obligations and duties hereunder, the Portfolio Manager shall not be liable to the Fund, the Balanced Portfolio or the Adviser or to any shareholder or shareholders of the Fund, the Balanced Portfolio or the Adviser for any mistake of judgment, act or omission in the course of, or connected with, the services to be rendered by the Portfolio Manager hereunder.



          (9) The Portfolio Manager will take necessary steps to prevent the investment professionals of the Portfolio Manager who are responsible for investing assets of the Balanced Portfolio from taking, at any time, a short position in any shares of any holdings of the Balanced Portfolio for any accounts in which such individuals have a beneficial interest, excluding short positions, including without limitation, short against-the-box positions, effected for tax reasons. The Portfolio Manager also will cooperate with the Fund in adopting a written policy prohibiting insider trading with respect to Balanced Portfolio transactions insofar as such transactions may relate to the Portfolio Manager.



          (10) In connection with the management of the investment and reinvestment of the assets of the Balanced Portfolio, the Portfolio Manager is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Balanced Portfolio, and is directed to use its best efforts to obtain the best available price and most favorable execution with respect to such purchases and sales of portfolio securities for the Balanced Portfolio. Subject to this primary requirement, and maintaining as its first consideration the benefits for the Balanced Portfolio and its shareholders, the Portfolio Manager shall have the right, subject to the approval of the Board of Trustees of the Portfolio and of the Adviser, to follow a policy of selecting brokers and dealers who furnish statistical research and other services to the Balanced Portfolio, the Adviser, or the Portfolio Manager and, subject to the Conduct Rules of the National Association of Securities Dealers, Inc., to select brokers and dealers who sell shares of the Portfolios.



          (11) The Fund may terminate this Agreement by thirty (30) days written notice to the Adviser and the Portfolio Manager at any time, without the payment of any penalty, by vote of the Fund's Board of Trustees, or by vote of a majority of its outstanding voting securities. The Adviser may terminate this Agreement by thirty (30) days written notice to the Portfolio Manager and the Portfolio Manager may terminate this Agreement by thirty (30) days written notice to the Adviser, without the payment of any penalty. This Agreement shall immediately terminate in the event of its assignment, unless an order is issued by the Securities and Exchange Commission conditionally or unconditionally exempting such assignment from the provision of Section 15 (a) of the Investment Company Act of 1940, in which event this Agreement shall remain in full force and effect.



          (12) Subject to prior termination as provided above, this Agreement shall continue in force from the date of execution until February 1, 2002, and from year to year thereafter if its continuance after said date: (1) is specifically approved on or before said date and at least annually thereafter by vote of the Board of Trustees of the Fund, including a majority of those Trustees who are not parties to this Agreement of interested persons of any such party, or by vote of a majority of the outstanding voting securities of the Fund, and (2) is specifically approved at least annually by the vote of a majority of Trustees of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.



          (13) The Adviser shall indemnify and hold harmless the Portfolio Manager, its officers and Trustees and each person, if any, who controls the Portfolio Manager within the meaning of Section 15 of the Securities Act of 1933 (any and all such persons shall be referred to as "Indemnified Party"), against any loss, liability, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, damages or expense and reasonable counsel fees incurred in connection therewith), arising by reason of any matter to which this Portfolio Manager's Agreement relates. However, in no case (i) is this indemnity to be deemed to protect any particular Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Portfolio Manager's Agreement or (ii) is the Adviser to be liable under this indemnity with respect to any claim made against any particular Indemnified Party unless such Indemnified Party shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Portfolio Manager or such controlling persons.



          The Portfolio Manager shall indemnify and hold harmless the Adviser and each of its Trustees and officers and each person if any who controls the Adviser within the meaning of Section 15 of the Securities Act of 1933, against any loss, liability, damage or expense described in the foregoing indemnity, but only with respect to the Portfolio Manager's willful misfeasance, bad faith or gross negligence in the performance of its duties under this Portfolio Manager's Agreement. In case any action shall be brought against the Adviser or any person so indemnified, in respect of which indemnity may be sought against the Portfolio Manager, the Portfolio Manager shall have the rights and duties given to the Adviser, and the Adviser and each person so indemnified shall have the rights and duties given to the Portfolio Manager by the provisions of subsection (i) and (ii) of this Paragraph 13.



          (14) Except as otherwise provided in Paragraph 13 hereof and as may be required under applicable federal law, this Portfolio Manager's Agreement shall be governed by the laws of the State of Georgia.



          (15) The Portfolio Manager agrees to notify the parties within a reasonable period of time regarding a material change in the membership of the Portfolio Manager.



          (16) The terms "vote of a majority of the outstanding voting securities," "assignment" and "interested persons," when used herein, shall have the respective meanings specified in the Investment Company Act of 1940 as now in effect or as hereafter amended.



          (17) Unless otherwise permitted, all notices, instructions and advice with respect to security transactions or any other matters contemplated by this Agreement shall be deemed duly given when received in writing:



        by the Portfolio Manager:



           Montag & Caldwell, Inc.


           3455 Peachtree Road, N.E., Suite 1200


           Atlanta, GA 30326-3248



        by the Adviser:



           Enterprise Capital Management, Inc.


           3343 Peachtree Road, N.E., Suite 450


           Atlanta, GA 30326-1022



        by the Portfolio:



           The Enterprise Group of Funds, Inc. c/o Enterprise Capital Management, Inc.


           3343 Peachtree Road, N.E., Suite 450


           Atlanta, GA 30326-1022



     or by such other person or persons at such address or addresses as shall be specified by the applicable party, in each case, in a notice similarly given. Each party may rely upon any notice or other communication from the other reasonably believed by it to be genuine.



          (18) This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which, when taken together, shall constitute one and the same agreement.



          (19) This Agreement constitutes the entire agreement between the Portfolio Manager, the Adviser and the Fund relating to the Balanced Portfolio.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their duly authorized officers and their corporate seals hereunder duly affixed and attested, as of the date first above written.




(SEAL)                                           ENTERPRISE ACCUMULATION TRUST

ATTEST:        /s/ CATHERINE R MCCLELLAN         By: /s/ VICTOR UGOLYN
        ---------------------------------------      -------------------------------------------
                       Secretary                     Victor Ugolyn, Chairman, President
                                                     and Chief Executive Officer

(SEAL)                                           ENTERPRISE CAPITAL MANAGEMENT, INC.

ATTEST:         /s/ CATHERINE MCCLELLAN          By: /s/ VICTOR UGOLYN
        ---------------------------------------      -------------------------------------------
                       Secretary                     Victor Ugolyn, Chairman, President
                                                     and Chief Executive Officer

(SEAL)                                           MONTAG & CALDWELL, INC.

ATTEST:          /s/ ELIZABETH CHESTER           By: /s/ RONALD E. CANAKARIS
        ---------------------------------------      -------------------------------------------
                       Secretary                     Name: Ronald E. Canakaris
                                                     Title: CEO and President

                                                                       EXHIBIT D

          ADVISORY FEES FOR CERTAIN OTHER FUNDS ADVISED OR SUBADVISED

                      BY MARSICO CAPITAL MANAGEMENT, LLC*



                                                                TOTAL
         FUND                      ASSETS                   ADVISORY FEE               SUBADVISORY FEE
                               ($ MILLIONS)**              PAID TO MARSICO             PAID TO MARSICO
                                                          (% AVERAGE DAILY            (% AVERAGE DAILY
                                                             NET ASSETS)                 NET ASSETS)
Marsico Growth and                    855                       0.85                         N/A
  Income Fund
Nations Marsico Growth              647.8                        N/A                        0.45
  & Income Fund
Nations Marsico                     143.6                        N/A                        0.45
  Focused Equities
  Variable Annuity
  Portfolio
Marsico Capital Growth            1,887.7                        N/A                        0.45
  Portfolio, a series
  of the American
  Skandia Trust
Marsico Capital Growth            1,073.6                        N/A                        0.45
  Fund, a series of
  American Skandia
  Advisor Funds, Inc.
Style Select Focused                103.4                        N/A                        0.45
  Growth & Income
  Portfolio Fund
Frank Russell                       126.4                        N/A                        0.35
  Investment Company
  Equity I Fund
Frank Russell                       124.2                        N/A                        0.35
  Investment Company
  Diversified Equity
  Fund
Capital Appreciation                285.6                        N/A                        0.45
  Fund of Enterprise
  Group of Funds, Inc.



 *Marsico has not waived, reduced or otherwise agreed to reduce its compensation under any applicable contract.



** As of July 31, 2000.

                                                                       EXHIBIT E


          ADVISORY FEES FOR CERTAIN OTHER FUNDS ADVISED AND SUBADVISED


                          BY MONTAG & CALDWELL, INC.*



                                                        TOTAL
                                                     ADVISORY FEE          SUBADVISORY FEE
                              TOTAL NET             PAID TO MONTAG          PAID TO MONTAG
                                ASSETS                (% AVERAGE           (% AVERAGE DAILY
     GROWTH FUNDS           ($ MILLIONS)**        DAILY NET ASSETS)          NET ASSETS)
Vision Large Cap                             9           N/A            0.50 first $50 million
  Growth Fund                                                           0.40 next $50 million
                                                                        0.30 next $100 million
                                                                           0.20 thereafter
Alleghany/Montag &                       2,701        0.80 first                 N/A
  Caldwell Growth Fund                                 $800,000
                                                   0.60 thereafter
The Enterprise Group                       308           N/A            0.30 first $1 billion
  of Funds, Inc.                                                           0.20 thereafter
  Growth Fund



                                                        TOTAL
                                                     ADVISORY FEE          SUBADVISORY FEE
                              TOTAL NET             PAID TO MONTAG          PAID TO MONTAG
                                ASSETS                (% AVERAGE           (% AVERAGE DAILY
    BALANCED FUNDS          ($ MILLIONS)*         DAILY NET ASSETS)          NET ASSETS)
The Enterprise Group                        14           N/A               0.30 first $100
  of Funds, Inc.                                                               million
  Balanced Fund                                                         0.25 next $100 million
                                                                           0.20 thereafter
Alleghany/Montag &                         336           0.75                    N/A
  Caldwell Balanced
  Fund



 *Montag has not waived, reduced or otherwise agreed to reduce its compensation under any applicable contract.



** As of October 31, 2000.


                                       E-1